Exhibit 99.2
The Joint Corp.
Unaudited Pro Forma Condensed Consolidated Financial Information

On June 23, 2025, we entered into an Asset Purchase Agreement with Joint Ventures, LLC, a Nevada limited liability company and our largest franchisee (“Joint Ventures”), pursuant to which we agreed to sell to Joint Ventures the assets of, and grant franchise rights to, 31 company-owned and managed clinics located in Arizona and New Mexico (the “Clinic Sales Transaction”) for an aggregate purchase price of $11.13 million, subject to certain adjustments. In addition, in connection with the Clinic Sales Transaction, we agreed to acquire the regional developer ("RD") rights to the Northwest Region, which consists of 46 existing franchised clinics and 30 sites for future clinic development in regions of Northern California, Utah, Nevada, Washington and Oregon (the "RD Termination Costs"), (together the "Joint Ventures Transaction"). On June 30, 2025, we completed the Joint Ventures Transaction.
Our estimates for the sale as presented in the attached pro forma condensed consolidated financial information are preliminary and actual results could differ from these estimates as we finalize the disposition accounting to be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as our Annual Report on Form 10-K for the year ending December 31, 2025.
The unaudited pro forma condensed consolidated financial statements presented below consist of an Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2025 and for the years ended December 31, 2024 and 2023.
The following unaudited pro forma condensed consolidated financial information is intended to show how the sale of our company-owned and managed clinics and the acquisition of the regional developer rights might have affected our historical financial statements if the Joint Ventures Transaction had been completed at an earlier time as indicated herein. The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and were derived from our historical consolidated financial statements and are being presented to give effect to the sale of our company-owned and managed clinics and the acquisition of the regional developer rights. The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with:
•Our audited historical financial statements the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission ("SEC") on March 14, 2025; and
•Our unaudited interim historical consolidated financial statements and the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2025 filed with the SEC on May 9, 2025.
The unaudited pro forma condensed consolidated financial statements are based on available information and assumptions that our management believes are reasonable as of the date of this filing. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 adjusts our assets, liabilities, and stockholders' equity to reflect the sale of our company-owned and managed clinics and the acquisition of the regional developer rights as of March 31, 2025. In addition, the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2025 and for the years ended December 31, 2024 and 2023, reflect certain Pro Forma Adjustments that are incremental to those related to the sale of our company-owned and managed clinics and the acquisition of the regional developer rights. The Pro Forma Adjustments in the unaudited pro forma condensed consolidated statements of operations are reflected as if the Joint Ventures Transaction had occurred on January 1, 2023.
The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent our actual financial condition or results of operations had the sale of our company-owned and managed clinics and the acquisition of the regional developer rights occurred on the dates indicated nor does it project our results of operations or financial condition for any future period or date. We have prepared the unaudited pro forma condensed financial information based on available information using certain assumptions that we believe are reasonable. As a result, the actual results reported by us in periods following the sale of our company-owned and managed clinics and the acquisition of the regional developer rights may differ materially from this unaudited pro forma condensed financial information.

THE JOINT CORP.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	As of March 31, 2025
	Historical (as reported)	Clinic Sales Transaction	Notes	RD Termination Costs	Notes	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$21,918,175	$11,130,000		$(2,820,000)		$30,228,175
Restricted cash	979,384	—		—		979,384
Accounts receivable, net	2,970,097	—		—		2,970,097
Deferred franchise and regional development costs, current portion	1,045,497	—		(20,000)		1,025,497
Prepaid expenses and other current assets	3,739,832	—		—		3,739,832
Discontinued operations current assets	37,178,393	(13,613,000)		—		23,565,393
Total current assets	67,831,378	(2,483,000)		(2,840,000)		62,508,378
Property and equipment, net	3,061,663	—		—		3,061,663
Operating lease right-of-use asset	1,742,749	—		—		1,742,749
Deferred franchise and regional development costs, net of current portion	4,268,991	—		(57,000)		4,211,991
Deposits and other assets	289,212	—		—		289,212
Total assets	$77,193,993	$(2,483,000)		$(2,897,000)		$71,813,993

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,022,141	$—		$—		$1,022,141
Accrued expenses	2,005,609	445,000	(1)	—		2,450,609
Co-op funds liability	998,765	—		—		998,765
Payroll liabilities	2,188,667	—		—		2,188,667
Operating lease liability, current portion	240,889	—		—		240,889
Deferred franchise fee revenue, current portion	2,525,924	90,000		—		2,615,924
Upfront regional developer fees, current portion	284,561			(5,000)		279,561
Other current liabilities	687,651	60,000		—		747,651
Discontinued operations current liabilities	32,752,879	(6,411,000)		—		26,341,879
Total current liabilities	42,707,086	(5,816,000)		(5,000)		36,886,086
Operating lease liability, net of current portion	2,009,705	—		—		2,009,705
Deferred franchise fee revenue, net of current portion	11,936,488	807,000		—		12,743,488
Upfront regional developer fees, net of current portion	602,638			(38,000)		564,638
Total liabilities	57,255,917	(5,009,000)		(43,000)		52,203,917
Stockholders' equity:
Common stock	15,344	—		—		15,344
Additional paid-in capital	50,410,220	—		—		50,410,220
Treasury stock	(878,498)	—		—		(878,498)
Accumulated deficit	(29,633,990)	2,526,000	(2)	(2,854,000)	(2)	(29,961,990)
Total The Joint Corp. stockholders' equity	19,913,076	2,526,000		(2,854,000)		19,585,076
Non-controlling Interest	25,000	—		—		25,000
Total equity	19,938,076	2,526,000		(2,854,000)		19,610,076
Total liabilities and stockholders' equity	$77,193,993	$(2,483,000)		$(2,897,000)		$71,813,993

THE JOINT CORP.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(unaudited)

	Three Months Ended March 31, 2025
	Historical (as reported)	Clinic Sales Transaction	Notes	RD Termination Costs	Notes	Pro Forma Adjustments	Notes	Pro Forma
Revenues:
Royalty fees	$8,070,985	$—		$—		$361,000	(6)	$8,431,985
Franchise fees	828,519	—		—		22,000	(7)	850,519
Advertising fund revenue	2,307,502	—		—		103,000	(8)	2,410,502
Software fees	1,461,967	—		—		56,000	(9)	1,517,967
Other revenues	408,617	—		—		—		408,617
Total revenues	13,077,590	—		—		542,000		13,619,590
Cost of revenues:
Franchise and regional development cost of revenues	2,551,235	—		(212,000)	(5)	—		2,339,235
IT cost of revenues	420,891	—		—		—		420,891
Total cost of revenues	2,972,126	—		(212,000)		—		2,760,126
Selling and marketing expenses	3,505,150	—		—		—		3,505,150
Depreciation and amortization	361,930	—		—		—		361,930
General and administrative expenses	6,914,945	—		—		—		6,914,945
Total selling, general and administrative expenses	10,782,025	—		—		—		10,782,025
Net loss on disposition or impairment	1,973	—		—		—		1,973
Income (loss) from operations	(678,534)	—		212,000		542,000		75,466
Other income (expense), net	185,917	—		—		—		185,917
Income (loss) before income tax expense	(492,617)	—		212,000		542,000		261,383
Income tax expense (benefit)	13,404	—		45,000	(4)	114,000	(4)	172,404
Net income (loss) from continuing operations	(506,021)	—		167,000		428,000		88,979
Discontinued operations:
Income (loss) from discontinued operations before income tax expense	1,410,863	(1,394,000)	(3)	—		—		16,863
Income tax expense (benefit) from discontinued operations	103,412	(293,000)	(4)	—		—		(189,588)
Net income (loss) from discontinued operations	1,307,451	(1,101,000)		—		—		206,451
Net income (loss)	$801,430	$(1,101,000)		$167,000		$428,000		$295,430

Net loss from continuing operations per common share:
Basic	$(0.03)							$0.01
Diluted	$(0.03)							$0.01
Net income from discontinued operations per common share:
Basic	$0.09							$0.01
Diluted	$0.09							$0.01
Net income per common share:
Basic	$0.05							$0.02
Diluted	$0.05							$0.02

Basic weighted average shares	15,186,420							15,186,420
Diluted weighted average shares	15,263,152							15,263,152

THE JOINT CORP.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(unaudited)

	Year ended December 31, 2024
	Historical (as reported)	Clinic Sales Transaction	Notes	RD Termination Costs	Notes	Pro Forma Adjustments	Notes	Pro Forma
Revenues:
Royalty fees	$32,144,796	$—		$—		$1,471,000	(6)	$33,615,796
Franchise fees	2,997,850	—		—		84,000	(7)	3,081,850
Advertising fund revenue	9,180,281	—		—		420,000	(8)	9,600,281
Software fees	5,687,326	—		—		223,000	(9)	5,910,326
Other revenues	1,886,352	—		—		—		1,886,352
Total revenues	51,896,605	—		—		2,198,000		54,094,605
Cost of revenues:
Franchise and regional development cost of revenues	10,063,644	—		(865,000)	(5)	—		9,198,644
IT cost of revenues	1,453,011	—		—		—		1,453,011
Total cost of revenues	11,516,655	—		(865,000)		—		10,651,655
Selling and marketing expenses	10,923,342	—		—		—		10,923,342
Depreciation and amortization	1,363,453	—		—		—		1,363,453
General and administrative expenses	29,833,570	—		—		—		29,833,570
Total selling, general and administrative expenses	42,120,365	—		—		—		42,120,365
Net loss on disposition or impairment	14,642	—		—		—		14,642
Income (loss) from operations	(1,755,057)	—		865,000		2,198,000		1,307,943
Other income (expense), net	(280,287)	—		—		—		(280,287)
Income (loss) before income tax expense	(1,474,770)	—		865,000		2,198,000		1,588,230
Income tax expense (benefit)	62,142	—		182,000	(4)	462,000	(4)	706,142
Net income (loss) from continuing operations	(1,536,912)	—		683,000		1,736,000		882,088
Discontinued operations:
(Loss) income from discontinued operations before income tax expense	(6,780,289)	(5,020,000)	(3)	—		—		(11,800,289)
Income tax expense (benefit) from discontinued operations	212,642	(1,054,000)	(4)	—		—		(841,358)
Net income (loss) from discontinued operations	(6,992,931)	(3,966,000)		—		—		(10,958,931)
Net income (loss)	$(8,529,843)	$(3,966,000)		$683,000		$1,736,000		$(10,076,843)

Net loss from continuing operations per common share:
Basic	$(0.10)							$0.06
Diluted	$(0.10)							$0.06
Net income from discontinued operations per common share:
Basic	$(0.47)							$(0.73)
Diluted	$(0.46)							$(0.72)
Net income per common share:
Basic	$(0.57)							$(0.68)
Diluted	$(0.56)							$(0.67)

Basic weighted average shares	14,919,091							14,919,091
Diluted weighted average shares	15,147,247							15,147,247

THE JOINT CORP.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(unaudited)

	Year Ended December 31, 2023
	Historical (as reported)	Clinic Sales Transaction	Notes	RD Rights Termination Costs	Notes	Pro Forma Adjustments	Notes	Pro Forma
Revenues:
Royalty fees	$29,160,832	$—		$—		$1,438,000	(6)	$30,598,832
Franchise fees	2,882,895	—		—		84,000	(7)	2,966,895
Advertising fund revenue	8,321,043	—		—		411,000	(8)	8,732,043
Software fees	5,086,562	—		—		223,000	(9)	5,309,562
Other revenues	1,526,145	—		—		—		1,526,145
Total revenues	46,977,477	—		—		2,156,000		49,133,477
Cost of revenues:
Franchise and regional development cost of revenues	9,063,375	—		(842,000)	(5)	—		8,221,375
IT cost of revenues	1,417,270	—		—		—		1,417,270
Total cost of revenues	10,480,645	—		(842,000)		—		9,638,645
Selling and marketing expenses	8,689,664	—		—		—		8,689,664
Depreciation and amortization	1,278,148	—		—		—		1,278,148
General and administrative expenses	26,231,615	—		—		—		26,231,615
Total selling, general and administrative expenses	36,199,427	—		—		—		36,199,427
Net (gain) on disposition or impairment	(20,894)	—		—		—		(20,894)
Income (loss) from operations	318,299	—		842,000		2,156,000		3,316,299
Other income (expense), net	64,293	—		—		—		64,293
Income (loss) before income tax expense	254,006	—		842,000		2,156,000		3,252,006
Income tax expense (benefit)	11,023,411	—		177,000	(4)	453,000	(4)	11,653,411
Net income (loss) from continuing operations	(10,769,405)	—		665,000		1,703,000		(8,401,405)
Discontinued operations:
Income (loss) from discontinued operations before income tax expense	1,384,750	(5,200,000)	(3)	—		—		(3,815,250)
Income tax expense (benefit) from discontinued operations	367,542	(1,092,000)	(4)	—		—		(724,458)
Net income (loss) from discontinued operations	1,017,208	(4,108,000)		—		—		(3,090,792)
Net income (loss)	$(9,752,197)	$(4,108,000)		$665,000		$1,703,000		$(11,492,197)

Net loss from continuing operations per common share:
Basic	$(0.73)							$(0.57)
Diluted	$(0.72)							$(0.56)
Net income from discontinued operations per common share:
Basic	$0.07							$(0.21)
Diluted	$0.07							$(0.21)
Net income per common share:
Basic	$(0.66)							$(0.78)
Diluted	$(0.65)							$(0.77)

Basic weighted average shares	14,688,115							14,688,115
Diluted weighted average shares	14,935,217							14,935,217

The Joint Corp.
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025, and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2025 and for the years ended December 31, 2024 and 2023 include the following adjustments:

(1)    Represents the estimated brokerage fees associated with the Joint Ventures Transaction.
(2) For purposes of the unaudited pro forma condensed consolidated balance sheet, the estimated gains recognized in retained earnings (accumulated deficit) is based on the net carrying value of the assets sold in the Joint Ventures Transaction as of March 31, 2025 rather than as of the closing date of the Joint Ventures Transaction. As a result, the estimated loss reflected herein may differ materially from the actual gain or loss on the Joint Ventures Transaction as of the closing date because of the differences in the carrying value of assets and liabilities at the closing date.
(3)    Reflects the recognized impact of the 31 clinics on the condensed consolidated statements of income for each respective period.
(4)    Reflects the estimated income tax impact of the adjustments at the applicable statutory income tax rates in effect for the periods presented.
(5) Reflects the recognized regional developer fees recognized for the Northwest Region for each respective period.
(6)    Reflects the estimated royalties equal to seven percent of gross sales for the 31 clinics sold to Joint Ventures for each respective period.
(7)    Reflects the estimated franchise fees for the 31 clinics sold to Joint Ventures recognized ratably on a straight-line basis over the typical 10-year franchise agreement term.
(8)    Reflects the estimated advertising fund fees equal to two percent of gross sales for the 31 clinics sold to Joint Ventures for each respective period.
(9)    Reflects the estimated monthly software fees for the 31 clinics sold to Joint Ventures for each respective period.